                             SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (the "Settlement Agreement"), which is entered into as of May 6, 1999, and effective as of the Effective Date (as defined in the License Agreement described below), by and among Emory University, a non-profit Georgia corporation, having a place of business in Atlanta, Georgia ("Emory"), Triangle Pharmaceuticals, Inc., a Delaware corporation, having a place of business in Research Triangle Park, North Carolina ("Triangle"), Dr. David W. Barry, Triangle's Chairman and CEO, ("Dr. Barry"), Glaxo Wellcome plc, an English corporation, having a place of business in Greenford, England ("GW plc"), and Glaxo Wellcome Inc. a North Carolina corporation, having a place of business in Research Triangle Park, North Carolina ("GW Inc.") (GW plc and GW Inc. shall be referred to collectively herein as "GW"), Glaxo Group Limited, an English corporation, having a place of business at Greenford, Middlesex ("GGL") and The Wellcome Foundation Limited, an English corporation, having a place of business in Greenford, England ("The WFL").

                            W I T N E S S E T H:

     WHEREAS, Emory, on one hand, and GW plc and GW Inc., on the other hand, desire to enter into a settlement to amicably resolve [***] in [***] for [***] (the "FTC Litigation") without further court proceedings;

     WHEREAS, Triangle and Dr. Barry, in his individual capacity, on one hand, and GW plc. and GW Inc., on the other hand, desire to settle any differences that have arisen between them including relating to FTC and Dr. Barry's separation from Burroughs Wellcome Co. (or any successor company or Affiliates), without engaging in court proceedings;

     WHEREAS, the parties agree that each should receive consideration as provided herein for entering into this Settlement of their respective differences and in order to avoid further litigation;

     WHEREAS, as aspects of this settlement, the parties desire that GW cause the appropriate entity to assign certain FTC patent rights to Emory, license certain other FTC patent rights to Emory, convey all rights relating to certain FTC related data and technology to Emory and convey a certain quantity of FTC drug substance to Emory for use in the development and marketing of FTC by Emory's licensee, Triangle, or any subsequent or successor licensee; and the parties agree that GW shall receive a certain payment and royalty on such sales of FTC as set forth in the License Agreement described below and Emory shall release GW from all claims of liability in the FTC Litigation and that Emory shall receive the monetary payments and assignment of patent properties described below;

     WHEREAS, GGL and The WFL have rights in certain patent property relevant to this Settlement Agreement and to the License Agreement described below; and


[***] Confidential Treatment Requested

     WHEREAS, the parties desire to set forth the details of their obligations relating to the licensing matters referred to above in a separate Exclusive License Agreement among GGL, The WFL, GW Inc., Emory and Triangle (the "License Agreement") to be executed concurrently herewith.

     NOW, THEREFORE, in consideration of the premises and the promises and mutual agreements hereinafter contained, the sufficiency of which is acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Capitalized terms used in this Settlement Agreement but not defined herein, shall have the meanings defined in the License Agreement.

                                   ARTICLE 2

                         TERMS OF SETTLEMENT AGREEMENT

2.1  PAYMENT BY GW TO EMORY.  In connection with this Settlement Agreement,
GW shall pay Emory a total of [***] ($[***]) in the following manner. Within [***] GW shall pay to Emory ([***]). GW shall pay Emory an additional ([***]) within [***]. Such payments shall be made by wire transfer or as otherwise mutually agreed by the parties; provided, in each case, that wire transfer instructions have been given to GW Inc. within [***] (for the first payment) and [***] (for the second payment).

2.2 GW'S ASSIGNMENT OF THE FTC FOR HBV PATENT PROPERTY FAMILY TO EMORY. As of the Effective Date, GW shall assign (or cause the appropriate entity to assign) to Emory all of GW and its Affiliates' rights, title and interest in and to the patents and patent applications arising out of United Kingdom patent application number [***] which claims a method of using FTC to treat HBV (the "Assigned Patents"). The Assigned Patents are listed in Appendix A hereto, which shows the status of each such application in each country in which it has been filed according to GW's records. Emory shall prepare, file and register, at its own expense, the documentation necessary to effectuate the assignment of the Assigned Patents. Commencing upon the Effective Date and continuing thereafter, GW shall not be responsible for maintaining, prosecuting or taking any action regarding the Assigned Patents, provided, however, GW agrees to execute, or cause the execution of, any document or instrument reasonable necessary to effectuate the assignment of the Assigned Patents.

     Within sixty (60) days of the Effective Date, GW and its Affiliates will transfer to Emory all files and documents relating to the preparation and prosecution of all patents and patent applications assigned under this section. Thereafter, GW and its Affiliates shall cooperate with

Emory, at Emory's expense in doing such acts and executing such papers as may reasonably be required to prosecute and maintain the patents and patent applications.

     GW represents that it produced, in the FTC Litigation, all files and documents relating to the making and development of the inventions described in the patent and patent applications assigned under this section that it could locate following a reasonable good faith search, and GW expressly releases Emory from any obligation of confidentiality imposed by the protective order entered in the FTC Litigation solely with respect to those documents; provided, however, Emory provides GW fourteen (14) days notice or, if that is not possible, as much notice as reasonably practicable, as to the identity of the GW documents Emory proposes to disclose, so that GW has an opportunity to object that the GW documents (or any part thereof) do not relate to the making or development of the invention. GW further agrees that it will use reasonable efforts to preserve and make available to Emory the originals of those documents to the extent such originals are extant and have been previously located or can be located following a reasonable search to the extent reasonably required for the prosecution, enforcement or maintenance of the assigned patents or patent applications.

2.3 STIPULATION OF DISMISSAL. Emory and GW plc and GW Inc. (collectively the "Stipulating Parties") agree that within ten (10) days of the Effective Date, they will act promptly to cause their attorneys to sign and file in the FTC Litigation a Stipulation of Dismissal with Prejudice in the form appended hereto as Appendix B.

2.4 MUTUAL RELEASES. Effective as of the Effective Date, the Stipulating Parties, for themselves, their successors and assigns, hereby release and forever discharge each other, their Affiliates, their past and present directors, officers and employees, agents, attorneys, successors, assigns, customers, licensees (including, without limitation, Triangle), and other transferees from any and all promises, agreements (other than this Settlement Agreement and the License Agreement), causes of action, actions, claims, and demands whatsoever in law or in equity relating to FTC with or against such parties, and any liabilities, losses, costs and expenses related thereto relating to FTC, which they ever had, now have, or which they or their successors or assigns can, shall or may in the future have upon or by reason of any and all claims relating to FTC or relating to any other claim which has or could have been brought in the FTC Litigation, based on occurrences up to and including the Effective Date. For the avoidance of doubt, it is expressly understood and acknowledged that Emory does not release GW or its Affiliates from any claim or liability of any alleged infringement of any patent rights Emory may have relating to 3TC, and the GW, its Affiliates do not release Emory from any claim or liability related to 3TC.

2.5 RELEASES AMONG EMORY, TRIANGLE, DR. BARRY AND GW. Effective as of the Effective Date (i) on the one hand, Emory, Triangle and Dr. Barry and (ii) on the other hand, GW, for themselves and their heirs, their Affiliates, their successors and assigns, hereby release and forever discharge each other, their Affiliates, their past and present directors, officers and employees, agents, attorneys, successors, assigns, customers, and other transferees for any and all promises, agreements (other than this Settlement Agreement and the License Agreement and other than the executory obligations under that certain Termination Agreement between Dr. Barry and Burroughs Wellcome Co. dated as of June 30, 1995 and the letter agreement between

Dr. Barry and GW plc, dated July 21, 1995, relating to, among other things, Dr. Barry's cooperation in certain patent prosecution matters), causes of action, claims and demands whatsoever in law or in equity with or against such parties, and any liabilities, losses, costs and expenses related thereto, which they ever had, now have, or which they or their successors or assigns can, shall or may in the future have upon or by reason of any and all claims which have or could have been brought on any matter, including but not limited to any matter relating in any way to FTC or Dr. Barry's separation from Burroughs Wellcome Co. (or any successor company) or Affiliates based on occurrences up to and including the Effective Date. These releases and this Settlement Agreement do not include, affect or release any promises, agreements, causes of action, claims or demands between or among Emory, Triangle or Dr. Barry or any of them.

                                   ARTICLE 3

                         PUBLICITY AND CONFIDENTIALITY

     On the date that this Settlement Agreement is executed, GW, Emory and Triangle shall issue a joint press release the form of which shall be agreed to by all parties hereto. Each of GW, Emory and Triangle shall be permitted to issue additional press releases limited to the subject of the economic or financial impact of this Settlement Agreement on each of GW, Emory or Triangle, as the case may be, however, none of the specific financial terms of this Settlement Agreement shall be disclosed. The other parties hereto shall have a reasonable opportunity to review and comment on any such proposed press release, which comments shall not be unreasonably refused.
The specific terms of this Settlement Agreement shall be confidential and neither party may publicly disclose, except to legal, accounting and financial consultants and except as otherwise provided herein, any such term without the prior written approval of the other party, unless such disclosure is compelled by a court or administrative agency or otherwise required by law. In the event that such disclosure is compelled by a court or administrative agency or otherwise required by law, the disclosing party shall make reasonable effort to provide the other party with notice beforehand. Emory and its Affiliates and Sublicensees (including Triangle) may disclose the terms of this Settlement Agreement to a bona fide prospective sublicensee or Marketing Collaborator, subject to an obligation of confidentiality of such sublicensee or Marketing Collaborator that is no less restrictive than the confidentiality obligations contained herein. GW and Emory hereby acknowledge that Triangle has notified each of them that this Settlement Agreement constitutes a material agreement to Triangle and must be filed by Triangle with the Securities and Exchange Commission pursuant to Triangle's reporting obligations under the Securities and Exchange Act of 1934, as amended. In any case where a party makes disclosure of the terms hereunder to a court, it shall be disclosed under seal. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld.
The parties acknowledge that for the avoidance of doubt, each of GW and Emory shall be free to disclose both the existence and the terms of this Settlement Agreement to the [***] for the [***] in connection with [***] between Emory and GW.

                                   ARTICLE 4

                  DISCOVERY MATERIALS FROM THE FTC LITIGATION

     The Stipulating Parties further agree that discovered materials from the FTC Litigation, can be used by the Stipulating Parties in [***], in the same manner and to the same extent that they could be used as if discovered in that case. The Stipulating Parties do not waive any objections regarding admissibility or use. The Stipulating Parties further agree to abide by the Protective Order entered in the FTC Litigation. The parties agree that the facts and circumstances surrounding the negotiation and terms of this Settlement Agreement and of the License Agreement are not admissible and shall not be introduced in any action (including [***]), unless the action concerns the enforcement of the terms of the Settlement Agreement or the License Agreement.

                                   ARTICLE 5

                                ENTIRE AGREEMENT

     This Settlement Agreement and the License Agreement constitute the entirety of the agreements and understandings between GW on the one hand and any of the other parties on the other hand and anyone acting for, associated with or employed by any party concerning the subject matter hereof and replace and supersede any and all prior discussions, agreements or understandings. With respect to the subject matter hereof, there are no promises, representations or agreements, whether oral or written, between the parties hereto or anyone acting for, associated with or employed by any party hereto other than as set forth in this Settlement Agreement and the License Agreement. Each party hereto represents and warrants that, other than as recited herein, there has been no reliance, inducement, representation or agreement causing, affecting or in connection with this Agreement.

     This Settlement Agreement can be amended or modified only by a written instrument referencing this Settlement Agreement and executed by the parties hereto.

     It is understood and agreed that this Settlement Agreement, any consideration given or accepted in connection with it and the covenants made in it are all made, given and accepted in settlement and compromise of disputed claims and are not an admission of liability by anyone.

     Each party has undertaken such independent investigation and evaluation as he, she or it deems appropriate and is entering this agreement in reliance on that and not in reliance on any advice, disclosure, representation or information provided by or expected from any other party or party's lawyers. This is an agreement of settlement and compromise, made in recognition that the parties may have different or incorrect understandings, information and contentions, as to facts and law, and with each party compromising and settling any potential correctness or incorrectness of its understandings, information and contentions as to the facts and law, so that no misunderstanding or misinformation and no claim of fraud or fraudulent inducement occurring prior to or in connection with the execution hereof shall be a ground for rescission hereof or for recovery of damages, except as otherwise expressly provided herein.

                                   ARTICLE 6

                            INDEPENDENT CONTRACTORS

     It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent, partner, or joint venturer of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party. It is understood and agreed that to the extent that any relationship other than an independent contractors relationship may have existed, or was alleged to have existed, prior to the Effective Date, among GW or its Affiliates on the one hand, and one or more of Emory or its Affiliates, and Dr. Barry, Triangle or its Affiliates on the other hand, such relationship is hereby terminated and the parties are now solely independent contractors.

                                   ARTICLE 7

                            ASSIGNMENT AND BENEFIT

      This Settlement Agreement may not be assigned by any party hereto without the prior written consent of the other party or parties. However, each party may, at its discretion, (i) assign this Settlement Agreement in whole or in part to one or more of its Affiliates as defined in the License Agreement, and/or (ii) assign this Settlement Agreement to a third party as part of the sale or merger of all or substantially all of the party's pharmaceutical business and related assets to which this Settlement Agreement and the License Agreement relate. In the event of any assignment under this Settlement Agreement, the assignor and assignee shall be jointly and severally liable for the assignor's obligations hereunder.

     This Settlement Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties.

                                   ARTICLE 8

                                GW'S WARRANTY

     GW, and its Affiliates, warrant that the patent applications and patents listed in Appendix A are all of the patents and patent applications owned by GW and its Affiliates that claim the use of FTC for the treatment of HBV and all of the patent applications that were filed based on or claiming priority from United Kingdom application number [***] GW warrants that it and its Affiliates have taken whatever steps GW believed were reasonably necessary to preserve and/or maintain the Assigned Patents. Any claim by Emory, its Affiliates, or Triangle or its Affiliates, brought against GW with respect to an alleged breach or violation of this Article must be commenced within one year from the Effective Date.

                                   ARTICLE 9

                                 GOVERNING LAW

     This Settlement Agreement is made and shall be interpreted in accordance with the laws of the [***] without reference to provisions relating to conflicts of law.

                                   ARTICLE 10

                                     NOTICE

     In the event that any party hereto desires to provide notice to any other party hereto relating to this Settlement Agreement, such party shall do so in accordance with the notice provision (Section 15.9) of the License Agreement.

                                   ARTICLE 11

                                  COUNTERPARTS

      This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be executed with effect as of the Effective Date.











                          [INTENTIONALLY LEFT BLANK]

GLAXO WELLCOME PLC

By:            /s/ S M Bicknell
   ------------------------------------
   Name:  S M BICKNELL
   Title: Assistant Secretary


GLAXO WELLCOME INC.

By:      /s/ Paul A. Holcombe, Jr.
   ------------------------------------
   Name:  Paul A. Holcombe, Jr.
   Title: Senior Vice President,
          General Counsel and Secretary


GLAXO GROUP LIMITED

By:            /s/ S N Bicknell
   ------------------------------------
   Name:  S M BICKNELL
   Title: Assistant Secretary


THE WELLCOME FOUNDATION LIMITED

By:            /s/ S M Bicknell
   ------------------------------------
   Name:  S M BICKNELL
   Title: Assistant Secretary


EMORY UNIVERSITY

By:          /s/ John L. Temple
   ------------------------------------
   Name:  John L. Temple
   Title: Executive Vice President


TRIANGLE PHARMACEUTICALS, INC.

By:         /s/ David W. Barry
   ------------------------------------
   Name:  David W. Barry
   Title: Chairman and Chief Executive
          Officer


DR. DAVID W. BARRY, IN HIS INDIVIDUAL CAPACITY,

            /s/ David  W. Barry
---------------------------------------

                                  APPENDIX A

                                CASE NO. PB1225

-----------------------------------------------------------------------
 Country                     Application No.               Status
-----------------------------------------------------------------------
  Australia                      1367692                  Granted
-----------------------------------------------------------------------
   Canada                        2105486                  Pending
-----------------------------------------------------------------------
Czechoslovakia                   PV183593                 Granted
-----------------------------------------------------------------------
    Europe                       92906520.9               Pending
-----------------------------------------------------------------------
   Hungary                       P9302493                 Pending
-----------------------------------------------------------------------
   Ireland                       920701                   Pending
-----------------------------------------------------------------------
     Israel                      101144                   Granted
-----------------------------------------------------------------------
     Japan                       50582592                 Pending
-----------------------------------------------------------------------
Republic of Korea                93702639                 Pending
-----------------------------------------------------------------------
      Mexico                     923213                   Pending
-----------------------------------------------------------------------
     Malaysia                    P19200358                Pending
-----------------------------------------------------------------------
   New Zealand                   241843                   Dead
                                 264621                   Granted
-----------------------------------------------------------------------
    Philippines                  44011                    Pending
-----------------------------------------------------------------------
      Portugal                   100198                   Pending
-----------------------------------------------------------------------
       Russia                    93043875.04              Granted
-----------------------------------------------------------------------
    Saudi Arabia                 92120445                 Pending
-----------------------------------------------------------------------
  Slovak Republic                PV95093                  Granted
-----------------------------------------------------------------------
     Thailand                    015608                   Pending
-----------------------------------------------------------------------
      Taiwan                     81101693                 Granted
-----------------------------------------------------------------------
      Ukraine                    94051484                 Pending
-----------------------------------------------------------------------
       [***]                     [***]                    [***]
-----------------------------------------------------------------------
   South Africa                  921658                   Granted
-----------------------------------------------------------------------

                                  APPENDIX B

                                     [***]

This _____ day of May, 1999



                                       Respectfully submitted,

                                       _______________________________________
                                       Thomas C. Harney, Esq.
                                       Kilpatrick Stockton LLP
                                       1100 Peachtree Street
                                       Suite 2800
                                       Atlanta, Georgia   30309
                                       (404) 815-6500

                                       Robert L. Baechtold, Esq.
                                       Fitzpatrick Cella Harper and Scinto
                                       30 Rockefeller Plaza
                                       New York, New York  10172-3801
                                       (212) 218-2100

                                       Counsel for Plaintiff

                                       _______________________________________
                                       Albert L. Jacobs, Jr.
                                       Daniel A. Ladow
                                       Desiree M. Broderick
                                       Admitted PRO HAC VICE
                                       Graham & James, LLP.
                                       885 Third Avenue
                                       New York, New York  10022
                                       (212) 848-1000

                                       J. Rogers Lunsford, III
                                       Georgia Bar No. 461200
                                       Elizabeth G. Lowry
                                       Georgia Bar No. 460313
                                       SMITH GAMBRELL & RUSSELL, LLP
                                       Suite 3100, Promenade II
                                       1230 Peachtree Street, N.E.
                                       Atlanta, Georgia  30309-3592
                                       (404) 815-3500

Of Counsel:

Susan S. Dunn, Esq.
Timothy A. Thelan, Esq.
Glaxo Wellcome Inc.
Five Moore Drive
Research Triangle Park
North Carolina  27709
(919)  483-1355              Counsel for Defendants

















                                     3